UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2020
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On October 28, 2020, Aviat Networks, Inc. (the “Company”) issued a press release announcing that, due to the coronavirus pandemic (COVID-19), the location of the Company’s Annual Meeting of Stockholders has been changed to a virtual meeting-only format. The full text of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Further information regarding this change to the location of the Annual Meeting of Stockholders can be found in the Notice of Change of Location included in the supplemental proxy materials filed by the Company with the SEC on October 28, 2020.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.    Description
99.1    Press release announcing the change of location of the Annual Meeting of Stockholders of Aviat Networks, Inc. dated October 28, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

October 28, 2020	By:	/s/ Eric Chang
		Name:	Eric Chang
		Title:	Senior Vice President, Chief Financial Officer